UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2010

VAUGHAN FOODS, INC.

(Exact name of Registrant as specified in its charter)

Oklahoma	001-33446	73-1342046

(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

216 N.E. 12th Street, Moore, OK 73160
(Address Of Principal Executive Office) (Zip Code)

(405) 794-2530
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regulation FD Disclosure, Financial Statements and Exhibits

ITEM 7.01. Regulation FD Disclosure

On May 4, 2010, Vaughan Foods, Inc. presented an overview of the company to a group of investors and potential investors at an investor conference. The presentation is also available for viewing by the general public on the Company’s website. The presentation contained certain forward-looking information that may be of interest to investors.

The Company incorporates by reference the information included in Item 7.01 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7.01. Regulation FD Disclosure

(a) Exhibits.

99.1 Presentation materials in connection with presentation at Taglich Brothers, Inc. 7th Annual Small Cap Equity Conference on May 4, 2010.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 8.01, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Vaughan Foods, Inc.

Dated: May 7, 2010	By:	/s/ Gene P. Jones

Gene P. Jones
Secretary, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Presentation materials in connection with presentation at Taglich Brothers, Inc. 7th Annual Small Cap Equity Conference on May 4, 2010.	Filed herewith electronically